                                                                     Exhibit d.7

                       TORTOISE ENERGY CAPITAL CORPORATION

                           FORM OF MOODY'S GUIDELINES

     Below is set forth for Tortoise Energy Capital Corporation (the "Company")
the Moody's Guidelines, as defined in the Articles Supplementary (the "Articles
Supplementary") relating to Series __ of the Tortoise Auction Preferred Shares
of the Company. The term "Tortoise Auction Preferred Shares" also includes series of Money Market Cumulative Preferred Shares. Capitalized terms not defined herein shall have the same meanings as defined in the Articles
Supplementary. Moody's may amend, alter or change these Moody's Guidelines, in its sole discretion, provided however, that Moody's provide any such amendments, alterations or changes to the Company in writing.

     1. Certain Other Restrictions. For so long as Tortoise Auction Preferred
Shares are Outstanding and Moody's is then rating the Tortoise Auction Preferred
Shares, the Company will not, unless it has received written confirmation from
Moody's (if Moody's is then rating Tortoise Auction Preferred Shares), that any such action would not impair the rating then assigned by such rating agency to a series of Tortoise Auction Preferred Shares, engage in any one or more of the following transactions:

          a. write unsecured put or uncovered call options on portfolio securities;

          b. issue additional series of Tortoise Auction Preferred Shares or any class or series of shares ranking prior to or on a parity with Tortoise
     Auction Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the
     Company, or reissue any Tortoise Auction Preferred Shares previously purchased or redeemed by the Company;

          c. engage in any short sales of securities;

          d. lend portfolio securities; or

          e. merge or consolidate into or with any other corporation.

     2. Compliance Procedures for Asset Maintenance Tests.

          a. The Company shall deliver to Moody's (if Moody's is then rating
     Tortoise Auction Preferred Shares), a certificate with respect to the calculation of the Tortoise Auction Preferred Shares Basic Maintenance
     Amount (a "Tortoise Auction Preferred Shares Basic Maintenance
     Certificate") as of (A) the Original Issue Date, (B) the last Valuation
     Date of each month, (C) any date requested by any rating agency, (D) a
     Business Day on or before any Asset Coverage Cure Date relating to the
     Company's cure of a failure to meet the Tortoise Auction Preferred Shares
     Basic Maintenance Amount test, (E) any day that common shares, Tortoise
     Auction Preferred Shares or Tortoise Notes are redeemed and (F) any day the
     Eligible Assets have an aggregate discounted value less than or equal to
     115% of the Tortoise Auction Preferred Shares Basic Maintenance Amount.
     Such Tortoise Auction Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) above on or before the seventh
     Business Day following the Original Issue Date and in the case of all other clauses above on or before the seventh Business Day after the relevant
     Valuation Date or Asset Coverage Cure Date.

          b. The Company shall deliver to Moody's (if Moody's is then rating
     Tortoise Auction Preferred Shares), a certificate with respect to the calculation of the 1940 Act Tortoise Auction

     Preferred Shares Asset Coverage and the value of the portfolio holdings of the Company (a "1940 Act Tortoise Auction Preferred Shares Asset Coverage
     Certificate") (i) as of the Original Issue Date, and (ii) as of (A) the
     last Valuation Date of each quarter thereafter, and (B) as of the Business
     Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Tortoise Auction Preferred Shares Asset Coverage. Such
     1940 Act Tortoise Auction Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) above on or before the seventh
     Business Day following the Original Issue Date and in the case of clause
     (ii) above on or before the seventh Business Day after the relevant
     Valuation Date or the Asset Coverage Cure Date. The certificates of (a) and
     (b) of this Section may be combined into a single certificate.

          c. Within ten Business Days of the Original Issue Date, the Company
     shall deliver to the Auction Agent and Moody's (if Moody's is then rating
     Tortoise Auction Preferred Shares), a letter prepared by the Company's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Company in the Tortoise Auction
     Preferred Shares Basic Maintenance Certificate and the 1940 Act Tortoise
     Auction Preferred Shares Asset Coverage Certificate required to be delivered by the Company as of the Original Issue Date. Within ten Business
     Days after the last Valuation Date of each fiscal year of the Company on which a Tortoise Auction Preferred Shares Basic Maintenance Certificate is
     required to be delivered, the Company will deliver to the Auction Agent and
     Moody's (if Moody's is then rating Tortoise Auction Preferred Shares), an
     Accountant's Certificate regarding the accuracy of the calculations made by the Company in such Tortoise Auction Preferred Shares Basic Maintenance
     Certificate. Within ten Business Days after the last Valuation Date of each fiscal year of the Company on which a 1940 Act Tortoise Auction Preferred
     Shares Asset Coverage Certificate is required to be delivered, the Company will deliver to the Auction Agent and Moody's (if Moody's is then rating
     Tortoise Auction Preferred Shares), an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such 1940 Act
     Tortoise Auction Preferred Shares Asset Coverage Certificate. In addition, the Company will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Company on each Tortoise Auction Preferred Shares
     Basic Maintenance Certificate and 1940 Act Tortoise Auction Preferred
     Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (a) or clause (ii)(B) of paragraph (b) of as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an
     Accountant's Certificate delivered with respect to an Asset Coverage Cure
     Date shows an error was made in the Company's report with respect to such
     Asset Coverage Cure Date, the calculation or determination made by the
     Company's independent accountants will be conclusive and binding on the
     Company with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Tortoise Auction Preferred Shares
     Basic Maintenance Amount on any prior Valuation Dates.

          d. The Accountant's Certificates referred to in paragraph (c) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Tortoise
     Auction Preferred Shares Basic Maintenance Amount and 1940 Act Tortoise
     Auction Preferred Shares Asset Coverage Certificates, as the case may be, and (ii) that the Company determined whether the Company had, at such
     Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Articles
     Supplementary.

     3. Definitions.

          a. "Approved Price" means the "fair value" as determined by the
     Company in accordance with the valuation procedures adopted from time to time by the Board of Directors of the

     Company and for which the Company receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

          b. "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          c. "Tortoise Auction Preferred Shares Basic Maintenance Amount" as of
     any Valuation Date means the dollar amount equal to:

               (i) the sum of (A) the product resulting from multiplying the number of Outstanding Tortoise Auction Preferred Shares on such date by $25,000 plus any redemption premium; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment
          Date that follows such Valuation Date (or to the 30th day after such
          Valuation Date, if such 30th day occurs before the first following
          Dividend Payment Date); (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation
          Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Tortoise Auction Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Tortoise Auction Preferred Shares or Tortoise Notes for
          which a Notice of Redemption has been given, as of such Valuation
          Date, to the extent not reflected in any of (i)(A) through (i)(D);
          less

               (ii) the sum of any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any
          (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least
          P-1 by Moody's, it will be valued at its face value).

          d. "Moody's Discount Factor" means, for purposes of determining the
     Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. In addition to the reporting required above in Section 2 above, the Company must notify Moody's if the portfolio coverage ratio of the
     Discounted Value of Moody's Eligible Assets to liabilities is less than
     150%. Computation of the Tortoise Auction Preferred Shares Basic
     Maintenance Amount test requires the use of the diversification table under
     Section 3(e) below prior to applying the Moody's Discount Factors noted
     below and after identifying Moody's Eligible Assets. The Moody's Discount
     Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

               (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

      Term to Maturity of Corporate Debt
                  Security(1)                                         Moody's Rating Category
--------------------------------------------------------------------------------------------------------------------
                                                   AAA       AA       A       BAA       BA        B       Unrated(2)
                                                   ---       --       -       ---       --        -       ----------
1 year or less                                      109%     112%     115%     118%      137%     150%       250%
2 years or less (but longer than 1 year)            115      118      122      125       146      160        250
3 years or less (but longer than 2 years)           120      123      127      131       153      168        250

      Term to Maturity of Corporate Debt
                  Security(1)                                         Moody's Rating Category
--------------------------------------------------------------------------------------------------------------------
                                                   AAA       AA       A       BAA       BA        B       Unrated(2)
                                                   ---       --       -       ---       --        -       ----------
4 years or less (but longer than 3 years)           126      129      133      138       161      176        250
5 years or less (but longer than 4 years)           132      135      139      144       168      185        250
7 years or less (but longer than 5 years)           139      143      147      152       179      197        250
10 years or less (but longer than 7 years)          145      150      155      160       189      208        250
15 years or less (but longer than 10 years)         150      155      160      165       196      216        250
20 years or less (but longer than 15 years)         150      155      160      165       196      228        250
30 years or less (but longer than 20 years)         150      155      160      165       196      229        250
Greater than 30 years                               165      173      181      189       205      240        250
-------------

(1)  The Moody's Discount Factors above for corporate debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.
(2)  Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Company will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the
     S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

     For corporate debt securities that do not pay interest in U.S. dollars, the company sponsor will contact Moody's to obtain the applicable currency conversion rates.

               (ii) Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be:

                      Aaa                             150%
                      Aa                              155%
                      A                               160%
                      Baa                             165%
                      Ba                              196%
                      B                               216%
                      <B or Not Rated                 250%

     Preferred stock whose dividends are eligible for the dividends received deduction under the Code ("DRD") will be assigned a different Moody's Discount
Factor. Investment grade DRDs will be given a 165% Moody's Discount Factor and non-investment grade DRDs will receive a 216% Moody's Discount Factor.

               (iii) Common stock:

            Common Stocks                 Utility        Industrial        Financial
            -------------                 -------        ----------        ---------
7 week exposure period.............         170%            264%             241%

               (iv) Convertible securities (including convertible preferreds):

     Equity--the convertibles is this group would have a delta that ranges between 1-.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

     Total Return--the convertibles in this group would have a delta that ranges between .8-.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

     Yield Alternative--the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on
Moody's rating for corporate debt securities table.

     Any unrated convertible bonds would receive a discount factor of 250%.

     Upon conversion to common stock, the discount factors applicable to common stock in (iii) above will apply.

               (v) Common Stock, Preferred Stock and Corporate Debt Securities
          of REITs:

                    (A) For corporate debt securities of REITs, apply the
               Moody's Discount Factors in (i) above.

                    (B) For common stock and preferred stock of REITs, the
               Moody's Discount Factor shall be the percentage specified in the table set forth below:

                                                                                      Moody's
                                                                                      Discount
                                                                                       Factor
                                                                                       ------
common stock of REITs..........................................................         154%
preferred stock of REITs
   with a Moody's S&P or Fitch rating (including a Senior Implied Rating):.....         154%
   without a Moody's S&P or Fitch rating (including a Senior Implied Rating):..         208%

                    (C) Notwithstanding the above, a Moody's Discount Factor of
               250% will be applied: (1) to those assets in a single NAREIT industry category/sector which exceed 30% of Moody's Eligible
               Assets but are not greater than 35% of Moody's Eligible Assets;
               (2) if dividends on such securities have not been paid
               consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding; or (3) if the market capitalization
               (including common stock and preferred stock) of an issuer is below $500 million.

               (vi) Short-Term Instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period;
          (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure
          Period. A Moody's Discount Factor of 100% will be applied to cash.

               (vii) U.S. Government Securities and U.S. Treasury Strips:

                          U.S. Government U.S. Treasury
                                                              Securities           Strips
               Remaining Term to Maturity                  Discount Factor     Discount Factor
               --------------------------                  ---------------     ---------------
1 year or less........................................            107%                107%
2 years or less (but longer than 1 year)..............            113                 115
3 years or less (but longer than 2 years).............            118                 121
4 years or less (but longer than 3 years).............            123                 128
5 years or less (but longer than 4 years).............            128                 135
7 years or less (but longer than 5 years).............            135                 147
10 years or less (but longer than 7 years)............            141                 163
15 years or less (but longer than 10 years)...........            146                 191
20 years or less (but longer than 15 years)...........            154                 218
30 years or less (but longer than 20 years)...........            154                 244

               (viii) Sovereign debt securities: The Moody's Discount Factor for sovereign debt securities of qualified sovereign nations shall be 250%
          if such obligation is denominated in U.S. dollars or Euros. If the obligation is denominated in a currency other than U.S. dollars or
          Euros, the Moody's Discount Factor above will be adjusted by a factor as determined in writing by Moody's.

               (ix) Rule 144A Securities: The Moody's Discount Factor applied to
          Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and
          Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount
          Factor which would apply were the securities registered under the
          Securities Act.

               (x) Bank Loans: The Moody's Discount Factor applied to senior
          Bank Loans ("Senior Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as
          Moody's may approve in writing from time to time):

                                                             Moody's Rating Category
                                        ----------------------------------------------------------------------------
                                                                                                   CAA and below
                                                                                                    (including
                                                                                                  Distressed and
                 Type of Loan                      AAA-A        BAA and BA(1)         B(1)          Unrated)(1)
                 ------------                      -----        -------------         ----          -----------
Senior Loans greater than $250 MM...........        118%             136%             149%             250%
non-Senior Loans greater than $250 MM.......        128%             146%             159%             250%
loans less than $250 MM.....................        138%             156%             169%             270%
-------------

(1)  If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the
     Company will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned the S&P and/or Fitch are generally accepted by
     Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or
     Fitch do not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch (i.e., these rating agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given rating agency and rated "Ccc" (or equivalent) by another rating agency, the Company will use the applicable percentage set forth under the column entitled "B" in the table above.

               (xi) Master Limited Partnership (MLP) Securities: The Moody's
          Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below:

               MLP Sector(1) (2)                     Discount Factor
               -----------------                     ---------------
Large-cap MLPs..............................              162%
Mid and Small-cap MLPs(3)
   Natural Resources (Oil, Gas, Energy).....
--------------------------------------------              277%
   Coal and Minerals........................              286%
   Mortgage Real Estate.....................              276%
   Income Real Estate.......................              287%
   Miscellaneous............................              325%
-------------

(1)  Restricted MLPs will be increased by 120%.

(2)  Privately held MLPs, the securities of which are, by their terms, non-transferrable, will receive no credit.

(3)  Mid- and Small-cap MLP's refer to MLP's with a market capitalization of less than $1 billion; Large-cap MLP's are MLP's with a market capitalization of $1 billion and up.

          e. "Moody's Eligible Assets" means:

                    (i) cash (including interest and dividends due on assets
               rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C)
               A1 or higher if the payment date is within the Moody's Exposure
               Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation
               Date, and if the trades which generated such receivables are (A)
               settled through clearing house firms or (B) (1) with
               counterparties having a Moody's long-term debt rating of at least
               Baa3 or (2) with counterparties having a Moody's Short Term Money
               Market Instrument rating of at least P-1;

                    (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

                    (iii) U.S. Government Securities and U.S. Treasury Strips;

                    (iv) Rule 144A Securities;

                    (v) Senior Loans and other Bank Loans approved by Moody's;

                    (vi) corporate debt securities if (A) such securities are
               rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in
               U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E)
               such securities have been registered under the Securities Act of
               1933, as amended ("Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as

               determined by the Company's investment manager or portfolio manager acting pursuant to procedures approved by the Board of
               Directors, except that such securities that are not subject to
               U.S. federal securities laws shall be considered Moody's Eligible
               Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

     Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's
Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's
Eligible Assets, a portion of such corporate debt securities (selected by the
Company) shall not be considered Moody's Eligible Assets, so that the Market
Value of such corporate debt securities (excluding such portion) does not exceed
10% of the aggregate Market Value of all Moody's Eligible Assets; and (y)
corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv)
possess a current, unqualified auditor's report without qualified, explanatory language.

               (vii) preferred stocks if (A) dividends on such preferred stock are cumulative, or if non-cumulative the Discount Factor should be amplified by a factor of 1.10x Moody's listed Discount Factor (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock
          Exchange, (D) if such security consists of $1,000 par bonds that tend to trade over-the-counter, (E) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (F) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth in the table below and the preferred stock issue must be greater than $50 million;

               (viii) common stocks (i) which (A) are traded on a nationally recognized stock exchange (as approved by Moody's) or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the
          Company; provided, however, that (y) common stock which, while a
          Moody's Eligible Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the
          Company's holdings of the common stock of any issuer in excess of 4%
          in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Company's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United
          States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the
          United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Company's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Company's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than
          Australia, Belgium, Canada, Denmark, Finland, France, Germany,
          Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain,
          Sweden, Switzerland and the United Kingdom, shall not be a Moody's
          Eligible Asset;

               (ix) sovereign debt securities. Debt securities of non-U.S.
          sovereign nations if they are obligations of qualified sovereign nations provided in writing by Moody's.

               (x) interest rate swaps if: (A) the aggregate notional amount of interest rate swaps will not exceed the aggregate liquidation preference of outstanding Tortoise Auction Preferred Shares issued by the Company; (B) the counterparties to interest rate swaps will not have senior unsecured ratings which are below Moody's A3. In connection with interest rate swaps, the Company will provide to
          Moody's full disclosure of ISDA agreements with all companion credit annexes enumerating termination events along with terms of the interest rate swaps shall be provided to Moody's within a reasonable time frame prior to entering into the interest rate swap arrangement and all assignments and amendments will be disclosed by the Company in writing to Moody's.

     The Tortoise Auction Preferred Shares Basic Maintenance Certificate shall include the following information about each interest rate swap held by the
Company: (A) term; (B) variation margin; (C) name of counterparty; and (D)
termination value. The variation margin and termination value of interest rate swaps will be factored into the Tortoise Auction Preferred Shares Basic
Maintenance Amount test as follows: (A) the weekly variation margin of swap when positive will count as Moody's Eligible Assets and will be by discounted by the
Moody's Discount Factor for corporate debt securities in C.(i) above based on the ratings of the interest rate swap counterparties; (B) the weekly negative variation margin of an interest rate swap will be deducted from aggregate
Moody's Eligible Assets; (C) all segregated assets in connection with interest rate swaps will not be considered Moody's Eligible Assets; (D) the market value of an interest rate swap, when negative, will not count as a Moody's Eligible
Asset; and (E) the termination value of an interest rate swap will be deemed to be a current liability for purposes of calculating the Tortoise Auction
Preferred Shares Basic Maintenance Amount.

               (xi) financial contracts, as such term is defined in Section
          3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the
          Company of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Company that including such financial contract in the manner so specified would not affect the credit rating assigned by
          Moody's to the Tortoise Auction Preferred Shares.

     Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

                    (A) have not filed for bankruptcy with the past years;

                    (B) are current on all principle and interest in their fixed income obligations;

                    (C) are current on all preferred stock dividends;

                    (D) possess a current, unqualified auditor's report without qualified, explanatory language.

     In addition, portfolio holdings (except common stock) as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                             Maximum                               Minimum Issue
                              Single          Maximum Single         Size ($ in
       Ratings(1)          Issuer(2)(3)      Industry(3) (4)        Million)(5)
       ----------          ------------      ---------------        -----------
Aaa....................        100%                100%                 $100
Aa.....................         20                  60                   100
A......................         10                  40                   100
Baa....................          6                  20                   100
Ba.....................          4                  12                    50(6)
B1-B2..................          3                   8                    50(6)
B3 or below............          2                   5                    50(6)
-------------

(1)  Refers to the preferred stock and senior debt rating of the portfolio holding.
(2)  Companies subject to common ownership of 25% or more are considered as one issuer.
(3)  Percentages represent a portion of the aggregate Market Value of corporate debt securities.
(4)  Industries are determined according to Moody's Industry Classifications, as defined herein.
(5)  Except for preferred stock, which has a minimum issue size of $50 million.
(6)  Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Company's total assets.

     Portfolio holdings that are common stock as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                 Maximum Single        Maximum Single        Maximum Single
      Industry Category          Issuer (%)(1)         Industry (%)(1)        State (%)(1)
      -----------------          -------------         ---------------        ------------

Utility...................             4                     50                   7(2)
Industrial................             4                     45                    7
Financial.................             5                     40                    6
Other.....................             6                     20                   N/A
-------------

(1)  Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.
(2)  Utility companies operating in more than one state should be diversified according to the State of incorporation.

     Where the Company sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible
Asset and the amount the Company is required to pay upon repurchase of such asset will count as a liability for the purposes of the Tortoise Auction
Preferred Shares Basic Maintenance Amount. Where the Company purchases an asset and agrees to sell it to a third party in the future, cash receivable by the
Company thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of
Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's
Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the

definition of Tortoise Auction Preferred Shares Basic Maintenance Amount or to
the extent it is subject to any liens, as well as segregated assets, except for
(A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Company will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Company by its investment manager or portfolio manager, the Company's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Company in connection with an outstanding derivative transaction.

               (xii) Master Limited Partnership (MLP) Securities, which shall include the following securities, restricted or unrestricted, issued by an MLP or an affiliate of an MLP: (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units, (5) LLC securities and
          (6) debt securities.

          f. "Moody's Exposure Period" means the period commencing on a given
     Valuation Date and ending 49 days thereafter.

          g. "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by
     Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

                    (i) the Company will not engage in any Moody's Hedging
               Transaction based on any index approved by Moody's (other than transactions that terminate a future contract or option held by the Company by the Company's taking the opposite position thereto
               ("Closing Transaction")) that would cause the Company at the time of such transaction to own or have sold:

                         (A) Outstanding financial futures contracts based on
                    such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such
                    transaction as reported by The Wall Street Journal; or

                         (B) Outstanding financial futures contracts based on
                    any index approved by Moody's having a Market Value
                    exceeding 50% of the Market Value of all portfolio
                    securities of the Company constituting Moody's Eligible
                    Assets owned by the Company;

               (ii) The Company will not engage in any Moody's Hedging
          Transaction based on Treasury Bonds (other than (Closing
          Transactions)) that would cause the Company at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate Market
               Value exceeding 20% of the aggregate Market Value of Moody's
               Eligible Assets owned by the Company and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AA by S&P and
               Fitch); or

                    (B) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate Market
               Value exceeding 50% of the aggregate

          Market Value of all portfolio securities of the Company constituting
          Moody's Eligible Assets owned by the Company (other than Moody's
          Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by
          S&P, rated BBB or A by S&P or Fitch);

               (iii) The Company will engage in (Closing Transaction) to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Company;

               (iv) The Company will engage in a (Closing Transaction) to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a (Closing Transaction) to close out any outstanding option on a financial futures contract by no later than the first
          Business Day of the month in which such option expires;

               (v) The Company will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

               (vi) The Company (A) will not engage in options, including caps and floors, and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and
          (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

               (vii) The Company will not enter into an option or futures transaction unless, after giving effect thereto, the Company would continue to have Moody's Eligible Assets with an aggregate Discounted
          Value equal to or greater than the Tortoise Auction Preferred Shares
          Basic Maintenance Amount.

          h. "Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Tortoise Auction Preferred Shares).

               (i) Aerospace and Defense: Major Contractor, Subsystems,
          Research, Aircraft Manufacturing, Arms, Ammunition.

               (ii) Automobile: Automobile Equipment, Auto-Manufacturing, Auto
          Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

               (iii) Banking: Bank Holding, Savings and Loans, Consumer Credit,
          Small Loan, Agency, Factoring, Receivables.

               (iv) Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines
          and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill
          Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products,
          Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum,
          Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

               (v) Buildings and Real Estate: Brick, Cement, Climate Controls,
          Contracting, Engineering, Construction, Hardware, Forest Products
          (building-related only),

          Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development,
          REITs, Land Development.

               (vi) Chemicals, Plastics and Rubber: Chemicals
          (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic
          Products, Abrasives, Coatings, Paints, Varnish, Fabricating
          Containers.

               (vii) Packaging and Glass: Glass, Fiberglass, Containers made of:
          Glass, Metal, Paper, Plastic, Wood or Fiberglass.

               (viii) Personal and Non-Durable Consumer Products (Manufacturing
          Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies,
          School Supplies.

               (ix) Diversified/Conglomerate Manufacturing.

               (x) Diversified/Conglomerate Service.

               (xi) Diversified Natural Resources, Precious Metals and Minerals:
          Fabricating, Distribution.

               (xii) Ecological: Pollution Control, Waste Removal, Waste
          Treatment and Waste Disposal.

               (xiii) Electronics: Computer Hardware, Electric Equipment,
          Components, Controllers, Motors, Household Appliances, Information
          Service Communication Systems, Radios, TVs, Tape Machines, Speakers,
          Printers, Drivers, Technology.

               (xiv) Finance: Investment Brokerage, Leasing, Syndication,
          Securities.

               (xv) Farming and Agriculture: Livestock, Grains, Produce,
          Agriculture Chemicals, Agricultural Equipment, Fertilizers.

               (xvi) Grocery: Grocery Stores, Convenience Food Stores.

               (xvii) Healthcare, Education and Childcare: Ethical Drugs,
          Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs,
          Hospitals, Hospital Supplies, Medical Equipment.

               (xviii) Home and Office Furnishings, Housewares, and Durable
          Consumer Products: Carpets, Floor Coverings, Furniture, Cooking,
          Ranges.

               (xix) Hotels, Motels, Inns and Gaming.

               (xx) Insurance: Life, Property and Casualty, Broker, Agent,
          Surety.

               (xxi) Leisure, Amusement, Motion Pictures, Entertainment:
          Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo
          Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping),
          Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production
          Theaters, Motion Picture Distribution.

               (xxii) Machinery (Non-Agricultural, Non-Construction,
          Non-Electronic): Industrial, Machine Tools, Steam Generators.

               (xxiii) Mining, Steel, Iron and Non-Precious Metals: Coal,
          Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated
          Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills,
          Fabricating, Distribution and Sales of the foregoing.

               (xxiv) Oil and Gas: Crude Producer, Retailer, Well Supply,
          Service and Drilling.

               (xxv) Printing, Publishing, and Broadcasting: Graphic Arts,
          Paper, Paper Products, Business Forms, Magazines, Books, Periodicals,
          Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment.

               (xxvi) Cargo Transport: Rail, Shipping, Railroads, Rail-car
          Builders, Ship Builders, Containers, Container Builders, Parts,
          Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing,
          Air Cargo, Transport.

               (xxvii) Retail Stores: Apparel, Toy, Variety, Drugs, Department,
          Mail Order Catalog, Showroom.

               (xxviii) Telecommunications: Local, Long Distance, Independent,
          Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

               (xxix) Textiles and Leather: Producer, Synthetic Fiber, Apparel
          Manufacturer, Leather Shoes.

               (xxx) Personal Transportation: Air, Bus, Rail, Car Rental.

               (xxxi) Utilities: Electric, Water, Hydro Power, Gas.

               (xxxii) Diversified Sovereigns: Semi-sovereigns, Canadian
          Provinces, Supra-national Agencies.

     The Company will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent
Accountant and Moody's, to the extent the Company considers necessary.

          i. "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

          j. "Pricing Service" means any pricing service designated by the Board of Directors of the Company and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Company has Eligible
     Assets with an aggregate Discounted Value that equals or exceeds the
     Tortoise Auction Preferred Shares Basic Maintenance Amount.

          k. "Senior Implied Rating" is an NRSRO's opinion of a corporate family's ability to honor its financial obligations and is assigned by the
     NRSRO to a corporate family as if it had: a single class of debt; or a single consolidated legal entity structure.

          l. "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the
     Company, the remaining term to maturity thereof is not in excess of
     180 days:

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds;

               (iv) U.S. Government Securities; and

               (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or fund company that has (1)
          credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each
          Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations;
          provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from
          Moody's, Fitch and S&P shall be at least A2, A and A, respectively;
          and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or fund company are not rated on any Valuation
          Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business
          Day from the date of purchase or other acquisition by the Company);
          and provided further, that the interest receivable by the Company shall not be subject to any withholding or similar taxes.

          m. "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United
     States of America and in the form of conventional bills, bonds and notes.

          n. "U.S. Treasury Securities" means direct obligations of the United
     States Treasury that are entitled to the full faith and credit of the
     United States.

          o. "U.S. Treasury Strips" means securities based on U.S. Treasury
     Securities created through the Separate Trading of Registered Interest and
     Principal of Securities program.

                       TORTOISE ENERGY CAPITAL CORPORATION

                            FORM OF FITCH GUIDELINES

         Below is set forth for Tortoise Energy Capital Corporation (the
"Company") the Fitch Guidelines (as defined in the Articles Supplementary (the
"Articles Supplementary") relating to Series __ of the Tortoise Auction
Preferred Shares of the Company. The term "Tortoise Auction Preferred Shares"
also includes Money Market Cumulative Preferred Shares. Capitalized terms not defined herein shall have the same meanings as defined in the Articles
Supplementary. Fitch may amend, alter or change these Fitch Guidelines, in its sole discretion, provided however, that Fitch provide any such amendments, alterations or changes to the Company in writing.

     1. Certain Other Restrictions.

     For so long as Tortoise Auction Preferred Shares are Outstanding and Fitch
is then rating the Tortoise Auction Preferred Shares, the Company will not, unless it has received written confirmation from Fitch (if Fitch is then rating the Tortoise Auction Preferred Shares) that any such action would not impair the rating then assigned by such rating agency to a Series of Tortoise Auction
Preferred Shares, engage in any one or more of the following transactions:

          a. write unsecured put or uncovered call options on portfolio securities;

          b. issue additional series of Tortoise Auction Preferred Shares or any class or series of shares ranking prior to or on a parity with Tortoise
     Auction Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the
     Company, or reissue any Tortoise Auction Preferred Shares previously purchased or redeemed by the Company;

          c. engage in any short sales of securities;

          d. lend portfolio securities; or

          e. merge or consolidate into or with any other corporation.

     2. Compliance Procedures for Asset Maintenance Tests.

          a. The Company shall deliver to Fitch (if Fitch is then rating
     Tortoise Auction Preferred Shares) a certificate with respect to the calculation of the Tortoise Auction Preferred Shares Basic Maintenance
     Amount (a "Tortoise Auction Preferred Shares Basic Maintenance
     Certificate") as of (A) the Date of Original Issue, (B) the last Valuation
     Date of each month, (C) any date requested by any rating agency, (D) a
     Business Day on or before any Asset Coverage Cure Date relating to the
     Company's cure of a failure to meet the Tortoise Auction Preferred Shares
     Basic Maintenance Amount Test, (E) any day that Common Shares, Tortoise
     Auction Preferred Shares or Tortoise Notes are redeemed and (F) any day the
     Eligible Assets have an aggregate discounted value less than or equal to
     115% of the Tortoise Auction Preferred Shares Basic Maintenance Amount.
     Such Tortoise Auction Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) above on or before the seventh
     Business Day following the Date of Original Issue and in the case of all other clause s above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          b. The Company shall deliver to Fitch (if Fitch is then rating
     Tortoise Auction Preferred Shares) a certificate with respect to the calculation of the 1940 Act Tortoise Auction Preferred Shares Asset
     Coverage and the value of the portfolio holdings of the Company (a "1940
     Act Tortoise

     Auction Preferred Shares Asset Coverage Certificate") (i) as of the Date of
     Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage
     Cure Date relating to the failure to satisfy the 1940 Act Tortoise Auction
     Preferred Shares Asset Coverage. Such 1940 Act Tortoise Auction Preferred
     Shares Asset Coverage Certificate shall be delivered in the case of clause
     (i) above on or before the seventh Business Day following the Date of
     Original Issue and in the case of clause (ii) above on or before the seventh Business Day after the relevant Valuation Date or the Asset
     Coverage Cure Date. The certificates of (a) and (b) of this Section may be combined into a single certificate.

          c. Within ten Business Days of the Date of Original Issue, the Company
     shall deliver to the Auction Agent and Fitch (if Fitch is then rating
     Tortoise Auction Preferred Shares) a letter prepared by the Company's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Company in the Tortoise Auction
     Preferred Shares Basic Maintenance Certificate and the 1940 Act Tortoise
     Auction Preferred Shares Asset Coverage Certificate required to be delivered by the Company as of the Date of Original Issue. Within ten
     Business Days after the last Valuation Date of each fiscal year of the
     Company on which a Tortoise Auction Preferred Shares Basic Maintenance
     Certificate is required to be delivered, the Company will deliver to the
     Auction Agent and Fitch (if Fitch is then rating the Tortoise Auction
     Preferred Shares) an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such Tortoise Auction Preferred Shares
     Basic Maintenance Certificate. Within ten Business Days after the last
     Valuation Date of each fiscal year of the Company on which a 1940 Act
     Tortoise Auction Preferred Shares Asset Coverage Certificate is required to be delivered, the Company will deliver to the Auction Agent and Fitch (if
     Fitch is then rating the Tortoise Auction Preferred Shares) an Accountant's
     Certificate regarding the accuracy of the calculations made by the Company in such 1940 Act Tortoise Auction Preferred Shares Asset Coverage
     Certificate. In addition, the Company will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Company on each Tortoise
     Auction Preferred Shares Basic Maintenance Certificate and 1940 Act
     Tortoise Auction Preferred Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (a) or clause (ii)(B) of paragraph
     (b), as the case may be, within ten days after the relevant Asset Coverage
     Cure Date. If an Accountant's Certificate delivered with respect to an
     Asset Coverage Cure Date shows an error was made in the Company's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the
     Tortoise Auction Preferred Shares Basic Maintenance Amount on any prior
     Valuation Dates.

          d. The Accountant's Certificates referred to in paragraph (c) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Tortoise
     Auction Preferred Shares Basic Maintenance Amount and 1940 Act Tortoise
     Auction Preferred Shares Asset Coverage Certificates, as the case may be, and (ii) that the Company determined whether the Company had, at such
     Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Articles
     Supplementary.

     3. Definitions.

          a. "Approved Price" means the "fair value" as determined by the
     Company in accordance with the valuation procedures adopted from time to time by the Board of Directors of the

     Company and for which the Company receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

          b. "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          c. "Tortoise Auction Preferred Shares Basic Maintenance Amount" as of
     any Valuation Date means the dollar amount equal to

               (i) the sum of (A) the sum of the products resulting from
          multiplying the number of Outstanding Tortoise Auction Preferred
          Shares on such date by the $25,000 (and redemption premium, if any);
          (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding
          Tortoise Auction Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Tortoise Auction
          Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the
          30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Tortoise Auction Preferred Shares or
          Tortoise Notes for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A)
          through (i)(D); less

               (ii) the sum of any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any
          (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least
          P-1 by Moody's, it will be valued at its face value).

          d. "Fitch Discount Factor" means, for purposes of determining the
     Discounted Value of any Fitch Eligible Asset, the percentage determined as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of AA or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below. The Fitch Discount Factor for any Fitch Eligible Asset,
     other than the securities set forth below, will be the percentage provided in writing by Fitch.

               (i) Preferred Stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

Preferred Stock(1)                                                Fitch Discount Factor
------------------                                                ---------------------
AAA Taxable Preferred....................................                  130%
AA Taxable Preferred.....................................                  133%
A Taxable Preferred......................................                  135%

Preferred Stock(1)                                                Fitch Discount Factor
------------------                                                ---------------------

BBB Taxable Preferred....................................                  139%
BB Taxable Preferred.....................................                  154%
Not rated or below BB Taxable Preferred..................                  161%
Investment Grade DRD Preferred...........................                  164%
Not rated or below Investment Grade DRD Preferred........                  200%
-------------

(1)  If a security is not rated by Fitch but is rated by two other national recognized statistical ratings organizations ("NRSRO"), then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an
     S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Company will use the percentage set forth under "not rated" in this table.

               (ii) Corporate Debt Securities: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

                                                                                                           Not
                                                                                                           Rated
                                                                                                           or
  Term to Maturity of Corporate Debt                                                                       Below
  Security(1)                                       AAA        AA         A          BBB        BB         BB
  -----------                                       ---        --         -          ---        --         --
3 years or less (but longer than 1 year)........     106.38%    108.11%    109.89%    111.73%    129.87%    151.52%
5 years or less (but longer than 3 years).......     111.11     112.99     114.94     116.96     134.24     151.52
7 years or less (but longer than 5 years).......     113.64     115.61     117.65     119.76     135.66     151.52
10 years or less (but longer than 7 years)......     115.61     117.65     119.76     121.95     136.74     151.52
15 years or less (but longer than 10 years).....     119.76     121.95     124.22     126.58     139.05     151.52
More than 15 years..............................     124.22     126.58     129.03     131.58     144.55     151.52
-------------

(1)  If a security is not rated by Fitch but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is
     A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an
     S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Company will use the percentage set forth under "not rated" in this table.

     The Fitch Discount Factors presented in the immediately preceding table apply to corporate Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor
noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The
Fitch Discount Factor noted in the table above for a Debt Security rated CCC by
Fitch shall apply to any non-Performing Debt Security with a price less than
$0.90 but equal to or greater than $0.20. If a Debt Security does not have a
Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used
(e.g., where the actual rating is A-, the rating for Debt Securities rated BB-
will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Fitch Discount Factor determined in accordance with the table set forth above multiplied by 105%.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch
Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the
Fitch Discount Factor in the table.

               (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant
Treasury curve is 370%.

     If a security is not rated by Fitch but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the
Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount
Factor (e.g., where the only rating on a security is an S&P rating of AAA, a
Fitch rating of AAA will be used, and where the only rating on a security is a
Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Company will treat the security as if it were below investment grade.

               (iv) Common Stock: The Fitch Discount Factor for common stock is
          (A) 200% for large-cap stocks; (B) 233% for mid-cap stocks, (C) 286%
          for small-cap stocks; and (D) 370% for other common stocks.

               (v) U.S. Government Securities and U.S. Treasury Strips:

           Time Remaining to Maturity                      Discount Factor
           --------------------------                      ---------------
1 year or less.................................                  100%
2 years or less (but longer than 1 year).......                  103%
3 years or less (but longer than 2 years)......                  105%
4 years or less (but longer than 3 years)......                  107%
5 years or less (but longer than 4 years)......                  109%
7 years or less (but longer than 5 years)......                  112%
10 years or less (but longer than 7 years).....                  114%
15 years or less (but longer than 10 years)....                  122%
20 years or less (but longer than 15 years)....                  130%
25 years or less (but longer than 20 years)....                  146%
Greater than 30 years..........................                  154%

               (vi) Emerging Market Debts: The Fitch Discount Factor for
          Emerging Market Debts are (A) 285% for investment grade and (B) 370%
          for non-investment grade.

               (vii) Short-Term Investments and Cash: The Fitch Discount Factor
          applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and
          municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period;

          (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and
          (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period.
          A Fitch Discount Factor of 100% will be applied to cash. Rule 2a-7 money market funds rated by Fitch or another NRSRO will also have a discount factor of 100%, and unrated Rule 2a-7 money market funds will have a discount factor of 115%.

               (viii) Rule 144A Securities: The Fitch Discount Factor applied to
          Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

               (ix) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign
          Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount
          Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an
          Approved Foreign Nation, will be 370%.

               (x) Bank Loans: The percentage determined by reference to the
          Category in accordance with the table set forth below

                 Fitch Loan Category                 Discount Factor
                 -------------------                 ---------------
                          A                                 126%
                          B                                 157
                          C                                 184
                          D                                 433

               (xi) Common Stock and Preferred Stock of REITS and Other Real
          Estate Companies:

                                                            Discount Factor
                                                            ---------------
        REIT or Real Estate Company Preferred Shares.........     154%
        REIT or Real Estate Company Common Shares............     195%

               (xii) Debt Securities of REITS:

  Term to Maturity          AAA          AA            A           BBB           BB            B           CCC
  ----------------          ---          --            -           ---           --            -           ---
1 year...............       111%         114%         117%         120%          121%         127%         130%
2 year...............       116%         125%         125%         127%          132%         137%         137%
3 year...............       121%         123%         127%         131%          133%         140%         151%
4 year...............       126%         126%         129%         132%          136%         140%         164%
5 year...............       131%         132%         135%         139%          144%         149%         185%
7 year...............       140%         143%         146%         152%          159%         167%         228%
10 year..............       141%         143%         147%         153%          160%         168%         232%
12 year..............       144%         144%         150%         157%          165%         174%         249%
15 year..............       148%         151%         155%         163%          172%         182%         274%
20-30 year...........       152%         156%         160%         169%          180%         191%         306%
-------------

(1)  If a security is unrated by Fitch, but is rated by two other nationally reorganized statistical ratings organizations ("NRSRO"), then the lower of the ratings on the security from the two other NRSROs should be used to determine the

     Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is investment grade, then the security will be notched one rating category for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

               (xiii) Master Limited Partnership (MLP) Securities: The Fitch
          Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below:

                              Fitch Discount Factor
               (For Tortoise Auction Preferred Shares rated `AA')

                    Large-cap stocks:                   210%
                    Mid-cap stocks:                     243%
                    Small-cap stocks:                   296%
                    Others:                             370%

Small-cap MLP's refer to MLP's with a market capitalization less than $1 billion; Mid-cap MLP's refer to MLP's with a market capitalization between $1 billion and $2 billion; Large-cap MLP's are MLP's with a market capitalization over $2 billion. The Fitch Discount Factor applied to MLP Securities which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply were the securities not so restricted.

          e. "Fitch Eligible Asset" means:

               (i) cash (including interest and dividends due on assets rated
          (A) BBB or higher by Fitch or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible
          Assets sold if the receivable is due within five Business Days of the
          Valuation Date, and if the trades which generated such receivables are settled within five business days;

               (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another NRSRO, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another NRSRO and the security matures within three months or (2)
          is rated at least AA by Fitch or the equivalent by another NRSRO and the security matures within six months; in addition, money market funds subject to Rule 2a-7 under the 1940 Act are also eligible investments;

               (iii) U.S. Government Securities and U.S. Treasury Strips;

               (iv) debt securities if such securities have been registered under the U.S. Securities Act or are restricted as to resale under
          U.S. federal securities laws but are eligible for resale pursuant to
          Rule 144A under the Securities Act; and such securities are issued by
          (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership or similar entity domiciled in a country whose sovereign debt rating in a non-local currency is assigned a rating of "AAA"
          ("Approved Foreign Nations"), (3) the government of any Approved
          Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to

          collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the
          Company will qualify as Fitch Eligible Assets only up to a maximum of
          20% of the aggregate Market Value of all assets constituting Fitch
          Eligible Assets. Similarly, Canadian Bonds held by the Company will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible
          Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Company will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible
          Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization
          Bonds") will be considered debt securities constituting Fitch Eligible
          Assets if (a) they provide for periodic payment of interest in cash in
          U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Company's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors of the Company; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's
          reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld.
          All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt
          Securities."

               (v) debt securities of a corporation, limited liability company or limited partnership or similar entity domiciled in an Emerging
          Market (as defined below) and debt securities of the government of any
          Emerging Market or any of its agencies, instrumentalities or political subdivisions (the debt securities of Emerging Market issuers being referred to collectively as "Emerging Market Debts.") Emerging markets are (A) countries classified by the World Bank as having a "low" or
          "middle" per capital income; (B) countries that have restructured its sovereign debt during the past 10 years or currently has restructured sovereign external debt outstanding; or (C) countries assigned a long-term, foreign currency/sovereign rating below A3/A- by Fitch,
          Moody's or S&P ("Emerging Market").

               (vi) preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or Euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock
          Exchange or the American Stock Exchange, (D) the issuer of such preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another rating agency. In addition, the preferred stocks' issue must be at least $50 million.

               (vii) common stocks (i) (A) which are traded on the New York
          Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S.
          dollars, and (C) which may be sold without restriction by the Company;
          provided, however, that (1) common stock which, while a Fitch Eligible
          Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least
          A-

          by Fitch and (2) the aggregate Market Value of the Company's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the
          United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate
          Market Value of the Company's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Company's
          Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia,
          Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or
          the United Kingdom (the "Approved Foreign Nations") shall not be a
          Fitch Eligible Asset; (iii) Small-cap stocks refer to stock with a market capitalization between $300 million to $2 billion; Mid-cap stocks refer to stock with a market capitalization between $2 billion to $10 billion; Large-cap stocks are companies having a market capitalization between $10 billion and $200 billion.

                    Fitch Common Stock Diversification Guidelines:
                    ----------------------------------------------
Type:                                                      Max. Single Issuer (%)(1)
                                                           -------------------------
   Large-cap.......................................                     5%
   Mid-cap.........................................                     5%
   Small-cap.......................................                     5%
-----------------

(1)  Percentages represent both a portion of the aggregate market value and number of outstanding shares of the common stock portfolio.

               (viii) Bank Loans;

               (ix) Rule 144A Securities;

               (x) Interest rate swaps entered into according to International
          Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by
          Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the aggregate liquidation preference of the Tortoise
          Auction Preferred Shares originally issued.

     Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Company of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Company that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Tortoise
Auction Preferred Shares.

     Where the Company sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible
Asset and the amount the Company is required to pay upon repurchase of such asset will count as a liability for the purposes of the Tortoise Auction
Preferred Shares Basic Maintenance Amount. Where the Company purchases an asset and agrees to sell it to a third party in the future, cash receivable by the
Company thereby will constitute a

Fitch Eligible Asset if the long-term debt of such other party is rated at least
A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch
Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Tortoise Auction
Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Company will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Company by its investment manager or portfolio manager, the Company's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

               (xi) Master Limited Partnership (MLP) Securities, which shall include the following securities, restricted or unrestricted, issued by an MLP or an affiliate of an MLP: (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units, (5) LLC securities and
          (6) debt securities. An investment by the Company in the MLP
          Securities of any single issuer will qualify as a Fitch Eligible Asset only to the extent that such investment constitutes 10% of the total assets of the Company. The amount by which an investment in the MLP
          Securities of any single issuer exceeds 10% of the total assets of the
          Company will not qualify as a Fitch Eligible Asset.

          f. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

          g. "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by
     Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

               (i) The Company may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Company by the
          Company's taking the opposite position thereto ("closing
          transactions")) that would cause the Company at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

               (ii) The Company will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Company at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch
               Eligible Assets owned by the Company and rated at least AA by
               Fitch (or, if not rated by Fitch Ratings, rated at least Aa by
               Moody's; or, if not rated by Moody's, rated at least AAA by S&P);
               or

                    (B) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch
               Eligible Assets owned by the Company (other than Fitch Eligible
               Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses
               (i) and (ii), the Company shall be deemed to own futures
               contracts that underlie any outstanding options written by the
               Company);

               (iii) The Company may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by
          The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Company.

               (iv) The Company may not enter into an option or futures
          transaction unless, after giving effect thereto, the Company would continue to have Fitch Eligible Assets with an aggregate Discounted
          Value equal to or greater than the Tortoise Auction Preferred Shares
          Basic Maintenance Amount.

          h. "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, the industry classifications as provided by Fitch. The Company shall use its discretion in determining which industry classification is applicable to a particular investment.

          i. "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

               (i) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to
          $0.90.

               (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to
          $0.85.

               (iii) "Fitch Loan Category C" means (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved
          Price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A-
          and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other
          NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by
          Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB-
          will be used).

               (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

     Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan
Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount
Factor.

          j. "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

          k. "Pricing Service" means any pricing service designated by the Board of Directors of the Company and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Company has Eligible
     Assets with an aggregate Discounted Value that equals or exceeds the
     Tortoise Auction Preferred Shares Basic Maintenance Amount.

          l. "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the
     Company, the remaining term to maturity thereof is not in excess of 180 days:

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds;

               (iv) U.S. Government Securities; and

               (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or company that have (1)
          credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each
          Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations;
          provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from
          Moody's, Fitch and S&P shall be at least A2, A and A, respectively;
          and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or fund company are not rated on any Valuation
          Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more

          than one Business Day from the date of purchase or other acquisition by the Company); and provided further, that the interest receivable by the Company shall not be subject to any withholding or similar taxes.

          m. "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United
     States of America and in the form of conventional bills, bonds and notes.

          n. "U.S. Treasury Securities" means direct obligations of the United
     States Treasury that are entitled to the full faith and credit of the
         United States.

          o. "U.S. Treasury Strips" means securities based on U.S. Treasury
     Securities created through the Separate Trading of Registered Interest and
     Principal of Securities program.

                       TORTOISE ENERGY CAPITAL CORPORATION

                            FORM OF FITCH GUIDELINES

     Below is set forth for Tortoise Energy Capital Corporation (the "Company")
the Fitch Guidelines (as defined in the Indenture and Supplemental Indenture
(collectively, the "Indenture") of the auction rate senior notes (the "Tortoise
Notes"). Capitalized terms not defined herein shall have the same meanings as defined in the Indenture. Fitch may amend, alter or change these Fitch
Guidelines, in its sole discretion, provided however, that Fitch provide any such amendments, alterations or changes to the Company in writing.

     1. Certain Other Restrictions.

     For so long as any principal amount of Tortoise Notes is Outstanding and
Fitch is then rating the Tortoise Notes, the Company will not, unless it has received written confirmation from Fitch (if Fitch is then rating the Tortoise
Notes) that any such action would not impair the rating then assigned by such rating agency to a Series of Tortoise Notes, engage in any one or more of the following transactions:

          a. write unsecured put or uncovered call options on portfolio securities;

          b. issue additional series of Tortoise Notes or any class or series of shares ranking prior to or on a parity with Tortoise Notes with respect to the payment of interest and principal or the distribution of assets upon dissolution, liquidation or winding up of the Company, or reissue any
     Tortoise Notes previously purchased or redeemed by the Company;

          c. engage in any short sales of securities;

          d. lend portfolio securities; or

          e. merge or consolidate into or with any other corporation.

     2. Compliance Procedures for Asset Maintenance Tests.

          a. The Company shall deliver to Fitch (if Fitch is then rating
     Tortoise Notes) a certificate with respect to the calculation of the
     Tortoise Notes Basic Maintenance Amount (a "Tortoise Notes Basic
     Maintenance Certificate") as of (A) the Date of Original Issue, (B) the
     last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Company's cure of a failure to meet the Tortoise Notes
     Basic Maintenance Amount Test, (E) any day that Common Shares, Preferred
     Shares or Tortoise Notes are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the
     Tortoise Notes Basic Maintenance Amount. Such Tortoise Notes Basic
     Maintenance Certificate shall be delivered in the case of clause (i)(A)
     above on or before the seventh Business Day following the Date of Original
     Issue and in the case of all other clause s above on or before the seventh
     Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          b. The Company shall deliver to Fitch (if Fitch is then rating
     Tortoise Notes) a certificate with respect to the calculation of the 1940
     Act Tortoise Notes Asset Coverage and the value of the portfolio holdings of the Company (a "1940 Act Tortoise Notes Asset Coverage Certificate") (i)
     as of the Date of Original Issue, and (ii) as of (A) the last Valuation
     Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the
     1940 Act Tortoise Notes Asset Coverage. Such 1940 Act Tortoise Notes Asset
     Coverage Certificate shall be delivered in the case of clause (i) above on or before the seventh Business Day following the Date of

     Original Issue and in the case of clause (ii) above on or before the seventh Business Day after the relevant Valuation Date or the Asset
     Coverage Cure Date. The certificates of (a) and (b) of this Section may be combined into a single certificate.

          c. Within ten Business Days of the Date of Original Issue, the Company
     shall deliver to the Auction Agent and Fitch (if Fitch is then rating
     Tortoise Notes) a letter prepared by the Company's independent accountants
     (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Company in the Tortoise Notes Basic Maintenance Certificate and
     the 1940 Act Tortoise Notes Asset Coverage Certificate required to be delivered by the Company as of the Date of Original Issue. Within ten
     Business Days after the last Valuation Date of each fiscal year of the
     Company on which a Tortoise Notes Basic Maintenance Certificate is required to be delivered, the Company will deliver to the Auction Agent and Fitch
     (if Fitch is then rating the Tortoise Notes) an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such
     Tortoise Notes Basic Maintenance Certificate. Within ten Business Days
     after the last Valuation Date of each fiscal year of the Company on which a
     1940 Act Tortoise Notes Asset Coverage Certificate is required to be delivered, the Company will deliver to the Auction Agent and Fitch (if
     Fitch is then rating the Tortoise Notes) an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such 1940
     Act Tortoise Notes Asset Coverage Certificate. In addition, the Company will deliver to the relevant persons specified in the preceding sentence an
     Accountant's Certificate regarding the accuracy of the calculations made by the Company on each Tortoise Notes Basic Maintenance Certificate and 1940
     Act Tortoise Notes Asset Coverage Certificate delivered pursuant to clause
     (iv) of paragraph (a) or clause (ii)(B) of paragraph (b), as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an
     Accountant's Certificate delivered with respect to an Asset Coverage Cure
     Date shows an error was made in the Company's report with respect to such
     Asset Coverage Cure Date, the calculation or determination made by the
     Company's independent accountants will be conclusive and binding on the
     Company with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Tortoise Notes Basic Maintenance
     Amount on any prior Valuation Dates.

          d. The Accountant's Certificates referred to in paragraph (c) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Tortoise
     Notes Basic Maintenance Amount and 1940 Act Tortoise Notes Asset Coverage
     Certificates, as the case may be, and (ii) that the Company determined whether the Company had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Indenture.

     3. Definitions.

          a. "Approved Price" means the "fair value" as determined by the
     Company in accordance with the valuation procedures adopted from time to time by the Board of Directors of the Company and for which the Company receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

          b. "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          c. "Tortoise Notes Basic Maintenance Amount" as of any Valuation Date
     means the dollar amount equal to

               (i) the sum of (A) the sum of the products resulting from
          multiplying the number of Outstanding Tortoise Notes on such date by the $25,000 (and redemption premium, if any); (B) the aggregate amount of interest that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Interest Payment
          Date for each Outstanding Tortoise Notes that follows such Valuation
          Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Interest Payment Date); (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the
          Tortoise Notes plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the
          30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Tortoise Notes or Preferred Shares for which a Notice of Redemption has been given, as of such Valuation
          Date, to the extent not reflected in any of (i)(A) through (i)(D);
          less

               (ii) the sum of any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any
          (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least
          P-1 by Moody's, it will be valued at its face value).

          d. "Fitch Discount Factor" means, for purposes of determining the
     Discounted Value of any Fitch Eligible Asset, the percentage determined as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of AA or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below. The Fitch Discount Factor for any Fitch Eligible Asset,
     other than the securities set forth below, will be the percentage provided in writing by Fitch.

               (i) Preferred Stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

  Preferred Stock(1)                                           Fitch Discount Factor
  ------------------                                           ---------------------
AAA Taxable Preferred....................................                  130%
AA Taxable Preferred.....................................                  133%
A Taxable Preferred......................................                  135%
BBB Taxable Preferred....................................                  139%
BB Taxable Preferred.....................................                  154%
Not rated or below BB Taxable Preferred..................                  161%
Investment Grade DRD Preferred...........................                  164%
Not rated or below Investment Grade DRD Preferred........                  200%
-------------

(1)  If a security is not rated by Fitch but is rated by two other national recognized statistical ratings organizations ("NRSRO"), then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an
     S&P

     rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Company will use the percentage set forth under "not rated" in this table.

               (ii) Corporate Debt Securities: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

                                                                                                           Not
                                                                                                           Rated
                                                                                                           or
  Term to Maturity of Corporate Debt                                                                       Below
  Security(1)                                        AAA        AA          A         BBB        BB          BB
  -----------                                        ---        --          -         ---        --          --
3 years or less (but longer than 1 year)........     106.38%    108.11%    109.89%    111.73%    129.87%    151.52%
5 years or less (but longer than 3 years).......     111.11     112.99     114.94     116.96     134.24     151.52
7 years or less (but longer than 5 years).......     113.64     115.61     117.65     119.76     135.66     151.52
10 years or less (but longer than 7 years)......     115.61     117.65     119.76     121.95     136.74     151.52
15 years or less (but longer than 10 years).....     119.76     121.95     124.22     126.58     139.05     151.52
More than 15 years..............................     124.22     126.58     129.03     131.58     144.55     151.52
-------------

(1)  If a security is not rated by Fitch but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is
     A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an
     S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Company will use the percentage set forth under "not rated" in this table.

     The Fitch Discount Factors presented in the immediately preceding table apply to corporate Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor
noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The
Fitch Discount Factor noted in the table above for a Debt Security rated CCC by
Fitch shall apply to any non-Performing Debt Security with a price less than
$0.90 but equal to or greater than $0.20. If a Debt Security does not have a
Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used
(e.g., where the actual rating is A-, the rating for Debt Securities rated BB-
will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Fitch Discount Factor determined in accordance with the table set forth above multiplied by 105%.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch
Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount
Factor in the table.

               (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment

          grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant
Treasury curve is 370%.

     If a security is not rated by Fitch but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the
Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount
Factor (e.g., where the only rating on a security is an S&P rating of AAA, a
Fitch rating of AAA will be used, and where the only rating on a security is a
Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Company will treat the security as if it were below investment grade.

               (iv) Common Stock: The Fitch Discount Factor for common stock is
          (A) 200% for large-cap stocks; (B) 233% for mid-cap stocks, (C) 286%
          for small-cap stocks; and (D) 370% for other common stocks.

               (v) U.S. Government Securities and U.S. Treasury Strips:

  Time Remaining to Maturity                            Discount Factor
  --------------------------                            ---------------
1 year or less.................................               100%
2 years or less (but longer than 1 year).......               103%
3 years or less (but longer than 2 years)......               105%
4 years or less (but longer than 3 years)......               107%
5 years or less (but longer than 4 years)......               109%
7 years or less (but longer than 5 years)......               112%
10 years or less (but longer than 7 years).....               114%
15 years or less (but longer than 10 years)....               122%
20 years or less (but longer than 15 years)....               130%
25 years or less (but longer than 20 years)....               146%
Greater than 30 years..........................               154%
--------------------------------------------------------------------------------

               (vi) Emerging Market Debts: The Fitch Discount Factor for
          Emerging Market Debts are (A) 285% for investment grade and (B) 370%
          for non-investment grade.

               (vii) Short-Term Investments and Cash: The Fitch Discount Factor
          applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and
          municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount
          Factor of 100% will be applied to cash. Rule 2a-7 money market funds rated by Fitch or another NRSRO will also have a discount factor of
          100%, and unrated Rule 2a-7 money market funds will have a discount factor of 115%.

               (viii) Rule 144A Securities: The Fitch Discount Factor applied to
          Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

               (ix) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign
          Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount
          Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an
          Approved Foreign Nation, will be 370%.

               (x) Bank Loans: The percentage determined by reference to the
          Category in accordance with the table set forth below

                Fitch Loan Category                 Discount Factor
                -------------------                 ---------------
                         A                                  126%
                         B                                  157
                         C                                  184
                         D                                  433

               (xi) Common Stock and Preferred Stock of REITS and Other Real
          Estate Companies:

                                                            Discount Factor
                                                            ---------------
REIT or Real Estate Company Preferred Shares.........               154%
REIT or Real Estate Company Common Shares............               195%

               (xii) Debt Securities of REITS:

  Term to Maturity          AAA          AA            A           BBB           BB            B           CCC
  ----------------          ---          --            -           ---           --            -           ---
1 year...............        111%         114%        117%          120%          121%        127%         130%
2 year...............        116%         125%        125%          127%          132%        137%         137%
3 year...............        121%         123%        127%          131%          133%        140%         151%
4 year...............        126%         126%        129%          132%          136%        140%         164%
5 year...............        131%         132%        135%          139%          144%        149%         185%
7 year...............        140%         143%        146%          152%          159%        167%         228%
10 year..............        141%         143%        147%          153%          160%        168%         232%
12 year..............        144%         144%        150%          157%          165%        174%         249%
15 year..............        148%         151%        155%          163%          172%        182%         274%
20-30 year...........        152%         156%        160%          169%          180%        191%         306%
-------------

(1)  If a security is unrated by Fitch, but is rated by two other nationally reorganized statistical ratings organizations ("NRSRO"), then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is investment grade, then the security will be notched one rating category for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

               (xiii) Master Limited Partnership (MLP) Securities: The Fitch
          Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below:

                           Fitch Discount Factor
                      (For Tortoise Notes rated `AA')

              Large-cap stocks:                   210%
              Mid-cap stocks:                     243%
              Small-cap stocks:                   296%
              Others:                             370%

Small-cap MLP's refer to MLP's with a market capitalization less than $1 billion; Mid-cap MLP's refer to MLP's with a market capitalization between $1 billion and $2 billion; Large-cap MLP's are MLP's with a market capitalization over $2 billion. The Fitch Discount Factor applied to MLP Securities which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply were the securities not so restricted.

          e. "Fitch Eligible Asset" means:

               (i) cash (including interest and dividends due on assets rated
          (A) BBB or higher by Fitch or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible
          Assets sold if the receivable is due within five Business Days of the
          Valuation Date, and if the trades which generated such receivables are settled within five business days;

               (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another NRSRO, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another NRSRO and the security matures within three months or (2)
          is rated at least AA by Fitch or the equivalent by another NRSRO and the security matures within six months; in addition, money market funds subject to Rule 2a-7 under the 1940 Act are also eligible investments;

               (iii) U.S. Government Securities and U.S. Treasury Strips;

               (iv) debt securities if such securities have been registered under the U.S. Securities Act or are restricted as to resale under
          U.S. federal securities laws but are eligible for resale pursuant to
          Rule 144A under the Securities Act; and such securities are issued by
          (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership or similar entity domiciled in a country whose sovereign debt rating in a non-local currency is assigned a rating of "AAA"
          ("Approved Foreign Nations"), (3) the government of any Approved
          Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies,
          instrumentalities or political subdivisions (the debt securities of
          Canadian issuers being referred to collectively as "Canadian Bonds").
          Foreign Bonds held by the Company will qualify as Fitch Eligible
          Assets only up to a maximum of 20% of the aggregate Market Value of all assets

          constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Company will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch
          Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Company will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible
          Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization
          Bonds") will be considered debt securities constituting Fitch Eligible
          Assets if (a) they provide for periodic payment of interest in cash in
          U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Company's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors of the Company; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's
          reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld.
          All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt
          Securities."

               (v) debt securities of a corporation, limited liability company or limited partnership or similar entity domiciled in an Emerging
          Market (as defined below) and debt securities of the government of any
          Emerging Market or any of its agencies, instrumentalities or political subdivisions (the debt securities of Emerging Market issuers being referred to collectively as "Emerging Market Debts.") Emerging markets are (A) countries classified by the World Bank as having a "low" or
          "middle" per capital income; (B) countries that have restructured its sovereign debt during the past 10 years or currently has restructured sovereign external debt outstanding; or (C) countries assigned a long-term, foreign currency/sovereign rating below A3/A- by Fitch,
          Moody's or S&P ("Emerging Market").

               (vi) preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or Euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock
          Exchange or the American Stock Exchange, (D) the issuer of such preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another rating agency. In addition, the preferred stocks's issue must be at least $50 million.

               (vii) common stocks (i) (A) which are traded on the New York
          Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S.
          dollars, and (C) which may be sold without restriction by the Company;
          provided, however, that (1) common stock which, while a Fitch Eligible
          Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least
          A- by Fitch and (2) the aggregate Market Value of the Company's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii)
          securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there

          are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate
          Market Value of the Company's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Company's
          Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia,
          Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or
          the United Kingdom (the "Approved Foreign Nations") shall not be a
          Fitch Eligible Asset; (iii) Small-cap stocks refer to stock with a market capitalization between $300 million to $2 billion; Mid-cap stocks refer to stock with a market capitalization between $2 billion to $10 billion; Large-cap stocks are companies having a market capitalization between $10 billion and $200 billion.

                    Fitch Common Stock Diversification Guidelines:
                    ----------------------------------------------
Type:                                                      Max. Single Issuer (%)(1)
                                                           -------------------------
   Large-cap.......................................                     5%
   Mid-cap.........................................                     5%
   Small-cap.......................................                     5%
-----------------

(1)  Percentages represent both a portion of the aggregate market value and number of outstanding shares of the common stock portfolio.

               (viii) Bank Loans;

               (ix) Rule 144A Securities;

               (x) Interest rate swaps entered into according to International
          Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by
          Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the aggregate principal amount of the Tortoise Notes originally issued.

     Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Company of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Company that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Tortoise
Notes.

     Where the Company sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible
Asset and the amount the Company is required to pay upon repurchase of such asset will count as a liability for the purposes of the Tortoise Notes Basic
Maintenance Amount. Where the Company purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Company thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch
Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Tortoise Notes Basic
Maintenance Amount or to the extent it is subject to any liens, except for (A)
liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Company will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Company by its investment manager or portfolio manager, the Company's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

               (xi) Master Limited Partnership (MLP) Securities, which shall include the following securities, restricted or unrestricted, issued by an MLP or an affiliate of an MLP: (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units, (5) LLC securities and
          (6) debt securities. An investment by the Company in the MLP
          Securities of any single issuer will qualify as a Fitch Eligible Asset only to the extent that such investment constitutes 10% of the total assets of the Company. The amount by which an investment in the MLP
          Securities of any single issuer exceeds 10% of the total assets of the
          Company will not qualify as a Fitch Eligible Asset.

          f. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

          g. "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by
     Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

               (i) The Company may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Company by the
          Company's taking the opposite position thereto ("closing
          transactions")) that would cause the Company at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

               (ii) The Company will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Company at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch
               Eligible Assets owned by the Company and rated at least AA by
               Fitch (or, if not rated by Fitch Ratings, rated at least Aa by
               Moody's; or, if not rated by Moody's, rated at least AAA by S&P);
               or

                    (B) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch
               Eligible Assets owned by the Company (other than Fitch Eligible
               Assets already subject to a Fitch Hedging Transaction) and rated at least A or

               BBB by Fitch (or, if not rated by Fitch Ratings, rated at least
               Baa by Moody's; or, if not rated by Moody's, rated at least A or
               AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Company shall be deemed to own futures contracts that
               underlie any outstanding options written by the Company);

               (iii) The Company may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by
          The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Company.

               (iv) The Company may not enter into an option or futures
          transaction unless, after giving effect thereto, the Company would continue to have Fitch Eligible Assets with an aggregate Discounted
          Value equal to or greater than the Preferred Shares Basic Maintenance
          Amount.

          h. "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, the industry classifications as provided by Fitch. The Company shall use its discretion in determining which industry classification is applicable to a particular investment.

          i. "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

               (i) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to
          $0.90.

               (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to
          $0.85.

               (iii) "Fitch Loan Category C" means (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved
          Price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A-
          and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other
          NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by
          Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB-
          will be used).

               (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

     Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan
Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount
Factor.

          j. "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

          k. "Pricing Service" means any pricing service designated by the Board of Directors of the Company and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Company has Eligible
     Assets with an aggregate Discounted Value that equals or exceeds the
     Tortoise Notes Basic Maintenance Amount.

          l. "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the
     Company, the remaining term to maturity thereof is not in excess of 180 days:

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds;

               (iv) U.S. Government Securities; and

               (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or company that have (1)
          credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each
          Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations;
          provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from
          Moody's, Fitch and S&P shall be at least A2, A and A, respectively;
          and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or fund company are not rated on any Valuation
          Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business
          Day from the date of purchase or other acquisition by the Company);
          and provided further, that the interest receivable by the Company shall not be subject to any withholding or similar taxes.

          m. "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United
     States of America and in the form of conventional bills, bonds and notes.

          n. "U.S. Treasury Securities" means direct obligations of the United
     States Treasury that are entitled to the full faith and credit of the
     United States.

          o. "U.S. Treasury Strips" means securities based on U.S. Treasury
     Securities created through the Separate Trading of Registered Interest and
     Principal of Securities program.

                       TORTOISE ENERGY CAPITAL CORPORATION

                           FORM OF MOODY'S GUIDELINES

     Below is set forth for Tortoise Energy Capital Corporation (the "Company")
the Moody's Guidelines, as defined in the Indenture and Supplemental Indenture
(collectively, the "Indenture") of the auction rate senior notes (the "Tortoise
Notes"). Capitalized terms not defined herein shall have the same meanings as defined in the Indenture. Moody's may amend, alter or change these Moody's
Guidelines, in its sole discretion, provided however, that Moody's provide any such amendments, alterations or changes to the Company in writing.

     1. Certain Other Restrictions. For so long as any principal amount of
Tortoise Notes is Outstanding and Moody's is then rating the Tortoise Notes, the
Company will not, unless it has received written confirmation from Moody's (if
Moody's is then rating Tortoise Notes), that any such action would not impair the rating then assigned by such rating agency to a series of Tortoise Notes, engage in any one or more of the following transactions:

          a. write unsecured put or uncovered call options on portfolio securities;

          b. issue additional series of Tortoise Notes or any class or series of shares ranking prior to or on a parity with Tortoise Notes with respect to the payment of interest and principal or the distribution of assets upon dissolution, liquidation or winding up of the Company, or reissue any
     Tortoise Notes previously purchased or redeemed by the Company;

          c. engage in any short sales of securities;

          d. lend portfolio securities; or

          e. merge or consolidate into or with any other corporation.

     2. Compliance Procedures for Asset Maintenance Tests.

          a. The Company shall deliver to Moody's (if Moody's is then rating
     Tortoise Notes), a certificate with respect to the calculation of the
     Tortoise Notes Basic Maintenance Amount (a "Tortoise Notes Basic
     Maintenance Certificate") as of (A) the Original Issue Date, (B) the last
     Valuation Date of each month, (C) any date requested by any rating agency,
     (D) a Business Day on or before any Asset Coverage Cure Date relating to the Company's cure of a failure to meet the Tortoise Notes Basic
     Maintenance Amount test, (E) any day that common shares, preferred shares or Tortoise Notes are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the Tortoise Notes
     Basic Maintenance Amount. Such Tortoise Notes Basic Maintenance Certificate
     shall be delivered in the case of clause (i)(A) above on or before the seventh Business Day following the Original Issue Date and in the case of all other clause s above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          b. The Company shall deliver to Moody's (if Moody's is then rating
     Tortoise Notes), a certificate with respect to the calculation of the 1940
     Act Tortoise Notes Asset Coverage and the value of the portfolio holdings of the Company (a "1940 Act Tortoise Notes Asset Coverage Certificate") (i)
     as of the Original Issue Date, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the
     Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act
     Tortoise Notes Asset Coverage. Such 1940 Act Tortoise Notes Asset Coverage
     Certificate shall be delivered in the case of clause (i) above on or before the seventh Business Day following the Original Issue Date and in the case of clause (ii) above on or before the seventh Business Day after the relevant

     Valuation Date or the Asset Coverage Cure Date. The certificates of (a) and
     (b) of this Section may be combined into a single certificate.

          c. Within ten Business Days of the Original Issue Date, the Company
     shall deliver to the Auction Agent and Moody's (if Moody's is then rating
     Tortoise Notes), a letter prepared by the Company's independent accountants
     (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Company in the Tortoise Notes Basic Maintenance Certificate and
     the 1940 Act Tortoise Notes Asset Coverage Certificate required to be delivered by the Company as of the Original Issue Date. Within ten Business
     Days after the last Valuation Date of each fiscal year of the Company on which a Tortoise Notes Basic Maintenance Certificate is required to be delivered, the Company will deliver to the Auction Agent and Moody's (if
     Moody's is then rating Tortoise Notes), an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such
     Tortoise Notes Basic Maintenance Certificate. Within ten Business Days
     after the last Valuation Date of each fiscal year of the Company on which a
     1940 Act Tortoise Notes Asset Coverage Certificate is required to be delivered, the Company will deliver to the Auction Agent and Moody's (if
     Moody's is then rating Tortoise Notes), an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such 1940
     Act Tortoise Notes Asset Coverage Certificate. In addition, the Company will deliver to the relevant persons specified in the preceding sentence an
     Accountant's Certificate regarding the accuracy of the calculations made by the Company on each Tortoise Notes Basic Maintenance Certificate and 1940
     Act Tortoise Notes Asset Coverage Certificate delivered pursuant to clause
     (iv) of paragraph (a) or clause (ii)(B) of paragraph (b) of as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an
     Accountant's Certificate delivered with respect to an Asset Coverage Cure
     Date shows an error was made in the Company's report with respect to such
     Asset Coverage Cure Date, the calculation or determination made by the
     Company's independent accountants will be conclusive and binding on the
     Company with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Tortoise Notes Basic Maintenance
     Amount on any prior Valuation Dates.

          d. The Accountant's Certificates referred to in paragraph (c) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Tortoise
     Notes Basic Maintenance Amount and 1940 Act Tortoise Notes Asset Coverage
     Certificates, as the case may be, and (ii) that the Company determined whether the Company had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Indenture.

     3. Definitions.

          a. "Approved Price" means the "fair value" as determined by the
     Company in accordance with the valuation procedures adopted from time to time by the Board of Directors of the Company and for which the Company receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

          b. "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          c. "Tortoise Notes Basic Maintenance Amount" as of any Valuation Date
     means the dollar amount equal to:

               (i) the sum of (A) the product resulting from multiplying the number of Outstanding Tortoise Notes on such date by $25,000 plus any redemption premium; (B) the aggregate amount of interest that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such Valuation
          Date, if such 30th day occurs before the first following Interest
          Payment Date); (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Tortoise Notes plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation
          Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Tortoise Notes or
          Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i) (A)
          through (i) (D); less

               (ii) the sum of any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any
          (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least
          P-1 by Moody's, it will be valued at its face value).

          d. "Moody's Discount Factor" means, for purposes of determining the
     Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. In addition to the reporting required above in Section 2 above, the Company must notify Moody's if the portfolio coverage ratio of the
     Discounted Value of Moody's Eligible Assets to liabilities is less than
     150%. Computation of the Tortoise Notes Basic Maintenance Amount test requires the use of the diversification table under Section 3(e) below prior to applying the Moody's Discount Factors noted below and after identifying Moody's Eligible Assets. The Moody's Discount Factor for any
     Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

               (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

                                                                        Moody's Rating Category
                                                    ----------------------------------------------------------------
 Term to Maturity of Corporate Debt
             Security(1)                            AAA       AA       A       BAA       BA        B       Unrated(2)
             -----------                            ---       --       -       ---       --        -       ----------
1 year or less                                      109%     112%     115%     118%      137%     150%       250%
2 years or less (but longer than 1 year)            115      118      122      125       146      160        250
3 years or less (but longer than 2 years)           120      123      127      131       153      168        250
4 years or less (but longer than 3 years)           126      129      133      138       161      176        250
5 years or less (but longer than 4 years)           132      135      139      144       168      185        250
7 years or less (but longer than 5 years)           139      143      147      152       179      197        250
10 years or less (but longer than 7 years)          145      150      155      160       189      208        250
15 years or less (but longer than 10 years)         150      155      160      165       196      216        250
20 years or less (but longer than 15 years)         150      155      160      165       196      228        250
30 years or less (but longer than 20 years)         150      155      160      165       196      229        250
Greater than 30 years                               165      173      181      189       205      240        250

-------------

(1)  The Moody's Discount Factors above for corporate debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.
(2)  Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Company will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the
     S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

     For corporate debt securities that do not pay interest in U.S. dollars, the company sponsor will contact Moody's to obtain the applicable currency conversion rates.

               (ii) Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be:

                   Aaa                             150%
                   Aa                              155%
                   A                               160%
                   Baa                             165%
                   Ba                              196%
                   B                               216%
                   < B or Not Rated                250%

     Preferred stock whose dividends are eligible for the dividends received deduction under the Code ("DRD") will be assigned a different Moody's Discount
Factor. Investment grade DRDs will be given a 165% Moody's Discount Factor and non-investment grade DRDs will receive a 216% Moody's Discount Factor.

               (iii) Common stock:

            Common Stocks                 Utility        Industrial        Financial
            -------------                 -------        ----------        ---------
7 week exposure period.............         170%            264%             241%

               (iv) Convertible securities (including convertible preferreds):

     Equity--the convertibles is this group would have a delta that ranges between 1-.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

     Total Return--the convertibles in this group would have a delta that ranges between .8-.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

     Yield Alternative--the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on
Moody's rating for corporate debt securities table.

     Any unrated convertible bonds would receive a discount factor of 250%.

     Upon conversion to common stock, the discount factors applicable to common stock in (iii) above will apply.

               (v) Common Stock, Preferred Stock and Corporate Debt
          Securities of REITs:

                    (A) For corporate debt securities of REITs, apply the
               Moody's Discount Factors in (i) above.

                    (B) For common stock and preferred stock of REITs, the
               Moody's Discount Factor shall be the percentage specified in the table set forth below:

                                                                                      Moody's
                                                                                      Discount
                                                                                       Factor
                                                                                       ------

common stock of REITs..........................................................         154%
preferred stock of REITs
   with a Moody's S&P or Fitch rating (including a Senior Implied Rating):.....         154%
   without a Moody's S&P or Fitch rating (including a Senior Implied Rating):..         208%

                    (C) Notwithstanding the above, a Moody's Discount Factor of
               250% will be applied: (1) to those assets in a single NAREIT industry category/sector which exceed 30% of Moody's Eligible
               Assets but are not greater than 35% of Moody's Eligible Assets;
               (2) if dividends on such securities have not been paid
               consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding; or (3) if the market capitalization
               (including common stock and preferred stock) of an issuer is below $500 million.

               (vi) Short-Term Instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period;
          (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure
          Period. A Moody's Discount Factor of 100% will be applied to cash.

               (vii) U.S. Government Securities and U.S. Treasury Strips:

                                                           U.S. Government      U.S. Treasury
                                                              Securities           Strips
               Remaining Term to Maturity                  Discount Factor     Discount Factor
               --------------------------                  ---------------     ---------------
1 year or less........................................            107%                107%
2 years or less (but longer than 1 year)..............            113                 115
3 years or less (but longer than 2 years).............            118                 121
4 years or less (but longer than 3 years).............            123                 128
5 years or less (but longer than 4 years).............            128                 135
7 years or less (but longer than 5 years).............            135                 147
10 years or less (but longer than 7 years)............            141                 163
15 years or less (but longer than 10 years)...........            146                 191
20 years or less (but longer than 15 years)...........            154                 218
30 years or less (but longer than 20 years)...........            154                 244

               (viii) Sovereign debt securities: The Moody's Discount Factor for sovereign debt securities of qualified sovereign nations shall be 250%
          if such obligation is denominated in

          U.S. dollars or Euros. If the obligation is denominated in a currency other than U.S. dollars or Euros, the Moody's Discount Factor above will be adjusted by a factor as determined in writing by Moody's.

               (ix) Rule 144A Securities: The Moody's Discount Factor applied to
          Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and
          Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount
          Factor which would apply were the securities registered under the
          Securities Act.

               (x) Bank Loans: The Moody's Discount Factor applied to senior
          Bank Loans ("Senior Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as
          Moody's may approve in writing from time to time):

                                                                         Moody's Rating Category
                                                   ---------------------------------------------------------------
                                                                                                   CAA and below
                                                                                                    (including
                                                                                                  Distressed and
                 Type of Loan                      AAA-A        BAA and BA(1)         B(1)          Unrated)(1)
                 ------------                      -----        -------------         ----          -----------
Senior Loans greater than $250 MM...........        118%             136%             149%             250%
non-Senior Loans greater than $250 MM.......        128%             146%             159%             250%
loans less than $250 MM.....................        138%             156%             169%             270%
-------------

(1)  If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the
     Company will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned the S&P and/or Fitch are generally accepted by
     Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or
     Fitch do not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch (i.e., these rating agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given rating agency and rated "Ccc" (or equivalent) by another rating agency, the Company will use the applicable percentage set forth under the column entitled "B" in the table above.

               (xi) Master Limited Partnership (MLP) Securities: The Moody's
          Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below:

               MLP Sector(1) (2)                     Discount Factor
               -----------------                     ---------------
Large-cap MLPs..............................              170%
Mid and Small-cap MLPs(3)
   Natural Resources (Oil, Gas, Energy).....              292%
   Coal and Minerals........................              301%
   Mortgage Real Estate.....................              291%
   Income Real Estate.......................              302%
   Miscellaneous............................              342%
--------------

(1)  Restricted MLPs will be increased by 120%.
(2)  Privately held MLPs, the securities of which are, by their terms, non-transferrable, will receive no credit.

          e. "Moody's Eligible Assets" means:

               (i) cash (including interest and dividends due on assets rated
          (A) Baa3 or higher by Moody's if the payment date is within five
          Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's

          Eligible Assets sold if the receivable is due within five Business
          Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1)
          with counterparties having a Moody's long-term debt rating of at least
          Baa3 or (2) with counterparties having a Moody's Short Term Money
          Market Instrument rating of at least P-1;

               (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least
          Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

               (iii) U.S. Government Securities and U.S. Treasury Strips;

               (iv) Rule 144A Securities;

               (v) Senior Loans and other Bank Loans approved by Moody's;

               (vi) corporate debt securities if (A) such securities are rated
          B3or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D)
          for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
          (E) such securities have been registered under the Securities Act of
          1933, as amended ("Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to
          Rule 144A under the Securities Act as determined by the Company's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered
          Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

     Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's
Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's
Eligible Assets, a portion of such corporate debt securities (selected by the
Company) shall not be considered Moody's Eligible Assets, so that the Market
Value of such corporate debt securities (excluding such portion) does not exceed
10% of the aggregate Market Value of all Moody's Eligible Assets; and (y)
corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv)
possess a current, unqualified auditor's report without qualified, explanatory language.

               (vii) preferred stocks if (A) dividends on such preferred stock are cumulative, or if non-cumulative the Discount Factor should be amplified by a factor of 1.10x Moody's listed Discount Factor (B) such securities provide for the periodic payment of dividends thereon in cash

          in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock
          Exchange, (D) if such security consists of $1,000 par bonds that tend to trade over-the-counter, (E) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (F) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth in the table below and the preferred stock issue must be greater than $50 million;

               (viii) common stocks (i) which (A) are traded on a nationally recognized stock exchange (as approved by Moody's) or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the
          Company; provided, however, that (y) common stock which, while a
          Moody's Eligible Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the
          Company's holdings of the common stock of any issuer in excess of 4%
          in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Company's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United
          States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the
          United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market
          Value of the Company's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Company's
          Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia,
          Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy,
          Japan, the Netherlands, New Zealand, Norway, Spain, Sweden,
          Switzerland and the United Kingdom, shall not be a Moody's Eligible
          Asset;

               (ix) sovereign debt securities. Debt securities of non-U.S.
          sovereign nations if they are obligations of qualified sovereign nations provided in writing by Moody's.

               (x) interest rate swaps if: (A) the aggregate notional amount of interest rate swaps will not exceed the aggregate principal amount of outstanding Tortoise Notes issued by the Company; (B) the
          counterparties to interest rate swaps will not have senior unsecured ratings which are below Moody's A3. In connection with interest rate swaps, the Company will provide to Moody's full disclosure of ISDA agreements with all companion credit annexes enumerating termination events along with terms of the interest rate swaps shall be provided to Moody's within a reasonable time frame prior to entering into the interest rate swap arrangement and all assignments and amendments will be disclosed by the Company in writing to Moody's.

     The Tortoise Notes Basic Maintenance Certificate shall include the following information about each interest rate swap held by the Company: (A)
term; (B) variation margin; (C) name of counterparty; and (D) termination value.
The variation margin and termination value of interest rate swaps will be factored into the Tortoise Notes Basic Maintenance Amount test as follows: (A)
the weekly variation margin of swap when positive will count as Moody's Eligible
Assets and will be by discounted by the Moody's Discount Factor for corporate debt securities in C.(i) above based on the ratings of the interest rate swap counterparties; (B) the weekly negative variation margin of an interest rate swap will be deducted from aggregate Moody's Eligible Assets; (C) all segregated assets in connection with interest rate swaps will not be considered Moody's
Eligible Assets; (D) the market value of an interest rate swap, when negative, will not count as a Moody's Eligible Asset; and (E) the termination value of an interest rate swap will be deemed to be a current liability for purposes of calculating the Tortoise Notes Basic Maintenance Amount.

               (xi) financial contracts, as such term is defined in Section
          3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the
          Company of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Company that including such financial contract in the manner so specified would not affect the credit rating assigned by
          Moody's to the Tortoise Notes.

     Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

                    (A) have not filed for bankruptcy with the past years;

                    (B) are current on all principle and interest in their fixed income obligations;

                    (C) are current on all preferred stock dividends;

                    (D) possess a current, unqualified auditor's report without qualified, explanatory language.

         In addition, portfolio holdings (except common stock) as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                             Maximum                               Minimum Issue
                              Single          Maximum Single         Size ($ in
       Ratings(1)          Issuer(2)(3)      Industry(3) (4)        Million)(5)
       ----------          ------------      ---------------        -----------
Aaa....................        100%                100%                 $100
Aa.....................         20                  60                   100
A......................         10                  40                   100
Baa....................          6                  20                   100
Ba.....................          4                  12                    50(6)
B1-B2..................          3                   8                    50(6)
B3 or below............          2                   5                    50(6)
-------------

(1)  Refers to the preferred stock and senior debt rating of the portfolio holding.
(2)  Companies subject to common ownership of 25% or more are considered as one issuer.
(3)  Percentages represent a portion of the aggregate Market Value of corporate debt securities.
(4)  Industries are determined according to Moody's Industry Classifications, as defined herein.
(5)  Except for preferred stock, which has a minimum issue size of $50 million.

(6)  Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Company's total assets.

     Portfolio holdings that are common stock as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                 Maximum Single        Maximum Single        Maximum Single
      Industry Category          Issuer (%)(1)         Industry (%)(1)        State (%)(1)
      -----------------          -------------         ---------------        ------------
Utility...................             4                     50                   7(2)
Industrial................             4                     45                    7
Financial.................             5                     40                    6
Other.....................             6                     20                   N/A
-------------

(1)  Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.
(2)  Utility companies operating in more than one state should be diversified according to the State of incorporation.

     Where the Company sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible
Asset and the amount the Company is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic
Maintenance Amount. Where the Company purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Company thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less;
otherwise the Discounted Value of such purchased asset will constitute a Moody's
Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's
Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Tortoise Notes Basic
Maintenance Amount or to the extent it is subject to any liens, as well as segregated assets, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Company will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Company by its investment manager or portfolio manager, the Company's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Company in connection with an outstanding derivative transaction.

               (xii) Master Limited Partnership (MLP) Securities, which shall include the following securities, restricted or unrestricted, issued by an MLP or an affiliate of an MLP: (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units and (5) debt securities.

          f. "Moody's Exposure Period" means the period commencing on a given
     Valuation Date and ending 49 days thereafter.

          g. "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by
     Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

               (i) the Company will not engage in any Moody's Hedging
          Transaction based on any index approved by Moody's (other than transactions that terminate a future contract or option held by the
          Company by the Company's taking the opposite position thereto
          ("Closing Transaction")) that would cause the Company at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on such
               index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                    (B) Outstanding financial futures contracts based on any
               index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Company constituting Moody's Eligible Assets owned by the Company;

               (ii) The Company will not engage in any Moody's Hedging
          Transaction based on Treasury Bonds (other than (Closing
          Transactions)) that would cause the Company at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate Market
               Value exceeding 20% of the aggregate Market Value of Moody's
               Eligible Assets owned by the Company and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AA by S&P and
               Fitch); or

                    (B) Outstanding financial futures contracts based on
               Treasury Bonds with such contracts having an aggregate Market
               Value exceeding 50% of the aggregate Market Value of all
               portfolio securities of the Company constituting Moody's Eligible
               Assets owned by the Company (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated BBB or A by S&P or Fitch);

               (iii) The Company will engage in (Closing Transaction) to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Company;

               (iv) The Company will engage in a (Closing Transaction) to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a (Closing Transaction) to close out any outstanding option on a financial futures contract by no later than the first
          Business Day of the month in which such option expires;

               (v) The Company will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

               (vi) The Company (A) will not engage in options, including caps and floors, and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and
          (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

               (vii) The Company will not enter into an option or futures transaction unless, after giving effect thereto, the Company would continue to have Moody's Eligible Assets with an aggregate Discounted
          Value equal to or greater than the Tortoise Notes Basic Maintenance
          Amount.

          h. "Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Tortoise Notes).

               (i) Aerospace and Defense: Major Contractor, Subsystems,
          Research, Aircraft Manufacturing, Arms, Ammunition.

               (ii) Automobile: Automobile Equipment, Auto-Manufacturing, Auto
          Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

               (iii) Banking: Bank Holding, Savings and Loans, Consumer Credit,
          Small Loan, Agency, Factoring, Receivables.

               (iv) Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines
          and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill
          Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products,
          Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum,
          Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

               (v) Buildings and Real Estate: Brick, Cement, Climate Controls,
          Contracting, Engineering, Construction, Hardware, Forest Products
          (building-related only), Plumbing, Roofing, Wallboard, Real Estate,
          Real Estate Development, REITs, Land Development.

               (vi) Chemicals, Plastics and Rubber: Chemicals
          (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic
          Products, Abrasives, Coatings, Paints, Varnish, Fabricating
          Containers.

               (vii) Packaging and Glass: Glass, Fiberglass, Containers made of:
          Glass, Metal, Paper, Plastic, Wood or Fiberglass.

               (viii) Personal and Non-Durable Consumer Products (Manufacturing
          Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies,
          School Supplies.

               (ix) Diversified/Conglomerate Manufacturing.

               (x) Diversified/Conglomerate Service.

               (xi) Diversified Natural Resources, Precious Metals and Minerals:
          Fabricating, Distribution.

               (xii) Ecological: Pollution Control, Waste Removal, Waste
          Treatment and Waste Disposal.

               (xiii) Electronics: Computer Hardware, Electric Equipment,
          Components, Controllers, Motors, Household Appliances, Information
          Service Communication Systems, Radios, TVs, Tape Machines, Speakers,
          Printers, Drivers, Technology.

               (xiv) Finance: Investment Brokerage, Leasing, Syndication,
          Securities.

               (xv) Farming and Agriculture: Livestock, Grains, Produce,
          Agriculture Chemicals, Agricultural Equipment, Fertilizers.

               (xvi) Grocery: Grocery Stores, Convenience Food Stores.

               (xvii) Healthcare, Education and Childcare: Ethical Drugs,
          Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs,
          Hospitals, Hospital Supplies, Medical Equipment.

               (xviii) Home and Office Furnishings, Housewares, and Durable
          Consumer Products: Carpets, Floor Coverings, Furniture, Cooking,
          Ranges.

               (xix) Hotels, Motels, Inns and Gaming.

               (xx) Insurance: Life, Property and Casualty, Broker, Agent,
          Surety.

               (xxi) Leisure, Amusement, Motion Pictures, Entertainment:
          Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo
          Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping),
          Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production
          Theaters, Motion Picture Distribution.

               (xxii) Machinery (Non-Agricultural, Non-Construction,
          Non-Electronic): Industrial, Machine Tools, Steam Generators.

               (xxiii) Mining, Steel, Iron and Non-Precious Metals: Coal,
          Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated
          Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills,
          Fabricating, Distribution and Sales of the foregoing.

               (xxiv) Oil and Gas: Crude Producer, Retailer, Well Supply,
          Service and Drilling.

               (xxv) Printing, Publishing, and Broadcasting: Graphic Arts,
          Paper, Paper Products, Business Forms, Magazines, Books, Periodicals,
          Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment.

               (xxvi) Cargo Transport: Rail, Shipping, Railroads, Rail-car
          Builders, Ship Builders, Containers, Container Builders, Parts,
          Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing,
          Air Cargo, Transport.

               (xxvii) Retail Stores: Apparel, Toy, Variety, Drugs, Department,
          Mail Order Catalog, Showroom.

               (xxviii) Telecommunications: Local, Long Distance, Independent,
          Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

               (xxix) Textiles and Leather: Producer, Synthetic Fiber, Apparel
          Manufacturer, Leather Shoes.

               (xxx) Personal Transportation: Air, Bus, Rail, Car Rental.

               (xxxi) Utilities: Electric, Water, Hydro Power, Gas.

               (xxxii) Diversified Sovereigns: Semi-sovereigns, Canadian
          Provinces, Supra-national Agencies.

     The Company will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent
Accountant and Moody's, to the extent the Company considers necessary.

          i. "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

          j. "Pricing Service" means any pricing service designated by the Board of Directors of the Company and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Company has Eligible
     Assets with an aggregate Discounted Value that equals or exceeds the
     Tortoise Notes Basic Maintenance Amount.

          k. "Senior Implied Rating" is an NRSRO's opinion of a corporate family's ability to honor its financial obligations and is assigned by the
     NRSRO to a corporate family as if it had: a single class of debt; or a single consolidated legal entity structure.

          l. "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the
     Company, the remaining term to maturity thereof is not in excess of
     180days:

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds;

               (iv) U.S. Government Securities; and

               (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or fund company that has (1)
          credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each
          Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations;
          provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository

          institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or fund company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or
          A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements
          (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Company); and provided further, that the interest receivable by the Company shall not be subject to any withholding or similar taxes.

          m. "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United
     States of America and in the form of conventional bills, bonds and notes.

          n. "U.S. Treasury Securities" means direct obligations of the United
     States Treasury that are entitled to the full faith and credit of the
     United States.

          o. "U.S. Treasury Strips" means securities based on U.S. Treasury
     Securities created through the Separate Trading of Registered Interest and
     Principal of Securities program.